

M
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NEOSTEM, INC. ("NBS")

Investor Presentation

August 2010

NeoStem
YOUR CELLS • YOUR USE • YOUR LIFE
WWW.NEOSTEM.COM

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this prospectus, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Additionally, statements concerning our ability to successfully develop the adult stem cell business at home and abroad, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSEL™ Technology in that future, and the potential revenue growth of such business are forward-looking statements. Our future operating results are dependent upon many factors, and our further development is highly dependent on future medical and research developments and market acceptance, which is outside its control. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) our ability to manage the business despite continuing operating losses and cash outflows; (ii) our ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond our control; (v) scientific and medical developments beyond our control; (vi) our inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (viii) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these new licensed technologies will be realized; (ix) whether we can obtain the consents we may require to sublicensing arrangements from technology licensors in connection with technology development; (x) factors regarding our business in China and, generally, regarding doing business in China, including through our variable interest entity structure and other factors disclosed in the Company's Annual Report on Form 10-K filed with the SEC on March 31, 2010; and (xi) other risk factors discussed in the Company's other periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings".

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

Company Overview

NeoStem, Inc.
(NYSE Amex: NBS)

- **Suzhou Erye-Pharmaceuticals** — 51% interest acquired October 30, 2009
- **China Stem Cells** — 100%
- **U.S. Stem Cells** — 100%

Summary Profile	
Ticker	**NBS (AMEX)**
2010 Trading Range	**$1.26 - $3.50**
Market Cap [1]	**$118.33 million**
Corporate Headquarters	**NYC**
Pharmaceutical Subsidiary	**Suzhou Erye (China)**

[1] *Based on 56.8 million shares outstanding and $2.08 closing price on 8/6/10.*

Investment Highlights

- **Majority ownership interest in profitable and growing pharma business**
  - $61 million in revenues for full year 2009 (unaudited)
  - 7 new products in pipeline (2 approved and pending launch) and several others under in-licensing negotiation
  - Relocation will increase capacity by 50-100%
  - Benefit from $124 billion China healthcare spending initiative
- **Adult stem cell platforms offer high margin, near and long-term revenue opportunities**
  - 2010 planned launches – orthopedic, anti-aging and cosmetic therapies in PRC and Taiwan
  - Future – innovative VSEL™ technology therapies for cardiovascular, stroke, wound healing
  - Provides ongoing revenue stream, deepens knowledge base, creates potential customer pool for future therapeutic applications
  - Favorable regulatory and commercial landscape in China and strong partnerships to accelerate business
- **Strong management team, advisors and board with significant U.S. and China experience**

Pharmaceuticals – China

Large Chinese Pharmaceutical Opportunity

- **China announced $124 billion budget to improve healthcare system in 2009-11**
  - Provide universal medical service to China's 1.3 billion population
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
  - Construction of 30,000 new hospitals, clinics and healthcare centers
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - China to become third largest drug market (behind U.S. and Japan)
- **Antibiotics market $8+ billion in 2007**
  - 24% annual average growth rate for previous three years
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage

Suzhou Erye – Profitable & Growing

- Vertically-integrated manufacturer of generic antibiotic Rx products and APIs
  - 8 cGMP-certified production lines
- Extensive distribution network throughout PRC
  - No significant customer concentration
- 60% of current drug portfolio covered by insurance (expected to grow)
- Revenue nearly doubled from 2007 to 2009
  - Robust growth continues with 25% growth in 1H 2010 from 1H 2009

Diversified Product Portfolio

No single drug accounting for >10% of sales

Top Ten Drugs in 2009 (52.6% of Total Sales)	
Drugs	**% of Sales**
Acetylspiramycin	7.5%
Oxacillin Sodium	7.2%
Mezlocillin Sodium for injection	6.9%
Amoxicillin Sodium & Sulbactam Sodium for injection	6.5%
Cefoperazone Sodium & Sulbactam Sodium for injection	5.2%
Amoxicillin & Potassium Clavulanate for injection	4.6%
Furbencillin Sodium for injection	4.0%
Ceftizozime Sodium for injection	3.9%
Ampivillin Sodium & Sulbactam Sodium for injection	3.7%
Azlocillin Sodium for injection	3.1%

NeoStem

Significant Manufacturing Capacity Expansion

- New facility construction completed in 2009
- Operational cGMP lines 2010
  - Penicillin sterile API facility for solvent crystallization and freeze dried raw material
  - Penicillin powder for injection facility
  - Cephalosporin powder for injection facility
- 2010 / 2011 targets
  - Oral API facility
  - Freeze dried powder for injection facility
  - Capsule facility
  - Sterile cephalosporin API facility
- Future
  - Additional buildings available for expansion





Platform to Drive Sustainable Growth

- Current pipeline of 7 Rx drugs
  - Two pending launch, two pending approval, three in active development
- External growth strategy
  - Enhance R & D activities in China and the U.S.
  - In-license drugs with proven track record that leverages new facility
  - Expand indications beyond anti-infectives

Pipeline Drugs	Form/Dosage	Indication	Status
Omeprazole	Capsules (20mg)	GERD	Approved – Pending Launch
Cloxacillin sodium	Sterile API	Anti-infective	Approved – Pending Launch
Clindamycin phosphate	Injection (0.3, 0.6G)	Antibiotic	Pending SFDA Review
Adefovir	API & Capsules (10mg)	Hepatitis B / HIV	Pending SFDA Review
Faropenem sodium	API	Anti-infective	In Clinical Trials
Faropenem sodium	Tablet (0.1G)	Anti-infective	In Clinical Trials
Tiopronin Enteric-Coated	Capsules (0.1G)	Hepatitis B	In Clinical Trials

Stem Cell Business

What is Regeneration?

The reactivation of developmental processes to restore missing or damaged tissues



Stem Cells: Cornerstone of Regenerative Medicine !

- **Self Renewing**
- **Primitive and unspecialized**
- **Can differentiate to cells with specific function**

While regenerative medicine is increasingly recognized as an emerging core component of modern practice*, few areas of medicine or science have been more controversial or contentious.

*Gersh et al. Mayo Clinic 2009: 94 (10); 76

Stem Cell Background



<u>Two main types of stem cells</u>

- Adult Stem Cells - isolated from adult tissues
  - Act as tissue repair and maintenance system
  - Multipotent
  - Reduces risk of immune rejection
  - Successful use in human therapies (i.e. bone marrow transplant) for 40 years
- Embryonic Stem Cells – isolated from blastocysts (early stage embryo)
  - Develop into specialized embryonic tissues
  - Pluripotent
  - Controversial due to ethical and moral dilemmas
  - No history in human therapeutic use

Adult Stem Cells

Adult Stem Cells

- Act as tissue repair and maintenance systems
- Multipotent
- Reduces risk of immune rejection
- Successful use in human therapies (i.e. bone marrow transplant) for 40 years



Adult Stem Cell Sources:

- Bone Marrow – Autologous or Allogeneic



- Cord blood – Autologous or Allogeneic



- Peripheral Blood – Autologous or Allogeneic
- Fat – Autologous
- Pulp of Teeth
- Induced pluripotent stem cells (iPS) – Autologous

NeoStem Core Competency

- **Leading operator of commercial autologous adult stem cell bank**
  - Pioneering pre-disease collection, processing and long-term storage of stem cells from adult donors for their own future medical treatment
  - Growing network in major metropolitan areas in the US
  - Safe and convenient storage locations
  - Proprietary processes, infrastructure, methods and systems
  - Minimally invasive extraction procedure ("*apheresis*")
  - Collaboration with Progenitor Cell Therapy to ensure cell processing is at the highest standard of cGMP

- **Exclusive worldwide license to innovative VSEL™ Technology which derives young stem cells from circulating bloodstream**

- **Focusing on characterization of stem cell's collected to optimize therapeutic potential**

- **Licenses for innovative stem cell therapies for clinical indications including:**
  - Orthopedics
  - Anti-aging and Cosmetic
  - Wound Healing

NeoStem
WWW.NEOSTEM.COM

Expansive Adult Stem Cell Therapies

Collection Process

- Low-dose, short course, GCSF induction of stem cell mobilization
- Collection of adult stem cells from peripheral blood of healthy individuals for future use
- Process for preparation and storage of collected stem cells
- Multiple storage vials containing different stem cell types

Cell Type

- Identification, isolation, and use of very small embryonic-like stem cells (VSEL)
- Treatment of diseases with VSEL

Cosmetic Surgery



Delivery Technology

- Accelerated skin wound healing with stem cells and fibrin

Before | After



- Age-related tissue loss in face or other selected areas with stem cells and growth factor s
- Percutaneous administration of stem cells for cartilage and disc repair and fractures

Non-closing fracture | 2 months post-BMSC



Progressive Stem Cell Environment in China

- **Leverage platform to begin launching stem cell therapies in China in 2010**
  - Quicker clinical/regulatory pathway vs. U.S.
    - Ministry of Health instead of SFDA
  - More receptive of advanced therapeutics such as stem cell therapy
  - Broader consumer acceptance of non-traditional therapies
  - Favorable medical tourism trend
  - Government – healthcare reform, innovative technologies/therapies
- **Transfer knowledge and data to accelerate U.S. stem cell therapy development cost effectively**

China Stem Cells – 2010 Operational Targets

- **Launched first stem cell therapeutic procedure in orthopedics in PRC**
  - Wendeng launched operations in 1Q and began charging patients in June 2010
- **Open first anti-aging & cosmetic treatment center in Taiwan**
  - Enhance launched adult stem cell collection and storage in June 2010
  - Enhance launched cosmetic applications in June 2010
- **Initiate construction of Beijing stem cell facility**
  - Phase 1 started in April – estimated completion at year-end
- **Complete collaborative partnership for stem cell banking business**
- **Build additional collaborative relationships for future launches**
  - LOIs executed between Shandong Life Science and Technology Research Institute (NeoStem's China consultant) and Peking University Diabetes Center, Beijing Institute of Geriatrics, Ministry of Health and Shandong University

US Stem Cell Initiatives

Leading U.S. Stem Cell Operations



<u>**A. Pioneer in adult stem cell banking**</u>

- **Recurring revenue stream**
- **Minimally invasive procedure ("apheresis")**
- **Growing network in major metropolitan areas**
    - Expand to ten centers by end of 2010
- **East and West Coast processing locations through PCT**
- **The collection and banking platform can be viewed as long-term "option" on all relevant US stem-cell clinical trials; in other words, a risk-averse way for investors to play the stem-cell theme**



<u>**B. Adult stem cell research**</u>

- **Global Research HQ – Cambridge, MA**
    - Advanced equipment & talented research team
- **VSEL™ Technology (very small embryonic-like stem cells)**
    - Potentially vast therapeutic applications

NeoStem
WWW.NEOSTEM.COM

VSELs: Critical Attributes

1. Pluripotency, without need to destroy fetus

2. Autologous availability

    - No risk of rejection
    - No risk of infectious disease
    - No risk of GVHD
    - No risk of not finding match stem cells as needed

3. VSELs can be mobilized from the bone marrow and collected from peripheral blood

4. Can be cryopreserved in advance and banked for future use

5. Should be able to be used for a wide range of therapeutic applications because they are not limited to certain cell types like other adult stem cells

6. Small numbers of VSELs may provide adequate cell doses but, if necessary, are expandable as per animal studies

7. Potentially faster recovery times with functionality

NIH Grant

NIAMS National Institute of Arthritis and Musculoskeletal and Skin Diseases

National Institutes of Health, Department of Health and Human Services

October 1, 2009

NeoStem Inc Awarded a $108,746 Grand Opportunities(GO) grant under the American Recovery and Reinvestment Act (RRA)of 2009 from the NATIONAL INSTITUTE OF ARTHRITIS AND MUSCULOSKELETAL AND SKIN DISEASES (NIAMS) of the National Institutes of Health (NIH) for the

Repair of boney defects by human stem cells.

Academic Principal Investigator:
Russell Taichman, D.D.S.

NeoStem YOUR CELLS. YOUR USE. YOUR LIFE.

Department of Defense Award

NeoStem to Receive $700,000 from the U.S. Army's Medical Research and Materiel Command to Advance Adult Stem Cell Therapies in Treating Traumatic Wounds

$700,000 contract from the U.S. Army Medical Research and Materiel Command, Telemedicine and Advanced Technology Research Center (USAMRMC-TATRC) under U.S. Army Medical Research Acquisition Activity contract number: (W81XWH-10-2-0039). This contract is for the purpose of evaluating the use of topically applied bone marrow-derived adult mesenchymal stem cells (MSCs) for rapid wound healing. The Company previously announced that this funding was included in the Department of Defense FY09 Appropriations Bill and will begin receiving funds to initiate the program in 2010.

NeoStem and Vatican's Pontifical Council

Planned Joint Initiatives

- **Launch International Conference at the Vatican in 2011**
  - Adult Stem Cell research, including VSEL™ Technology, with thought leaders from all over the world
- **Derive potential financial resources from multiple sources to support VSEL™ Technology research**
  - Pontifical Council undertaken to commit $1 million to the joint initiatives
  - Include two charitable foundations: Stem for Life and STOQ
- **Prepare academic courses with interdisciplinary approach for faculties of bioethics, theology and philosophy**
  - Worldwide distribution – Catholic Universities, other institutions of secondary education
- **Develop and launch Interdisciplinary Open Journal on Adult Stem Cells**
  - First edition focus: VSEL™ Technology, its broad applicability, ethical and theological interpretation
- **Build website for International Conference**
  - Long-term vision: THE Adult Stem Cell resource for theological, philosophical and ethical issues in stem cells

What's Next for NeoStem - Opportunities

- License new stem cell technologies and pharmaceuticals
  - Stem cell – therapies, cells types, technologies
  - Pharmaceutical – generic drugs, biologics, brand or novel R&D drugs
- Grow API and intermediary business in pharmaceuticals
- Bolster intellectual property portfolio
- Conduct proof of concept studies
- Additional Partnering to commercialize therapies in Asia
- Pursue acquisitions and partnerships
- Increase global expansion
- Strengthen scientific expertise

Financials

Key Financial Metrics (1)

($ in 000's)	NeoStem, Inc. As Reported Three Months Ended June 30, 2010	NeoStem/CBH Proforma (2) Three Months Ended June 30, 2009	NeoStem, Inc. As Reported Six Months Ended June 30, 2010	NeoStem/CBH Proforma (2) Six Months Ended June 30, 2009
Revenue				
Pharmaceuticals	19,351	15,389	35,123	28,035
Stem cell and others	57	32	118	77
Total revenues	19,408	15,421	35,241	28,112
Gross profit	6,496	5,279	11,477	9,247
R&D expenses	2,133	778	3,434	1,043
Net cash used in operations	(882)	NC*	(3,464)	NC*

	June 30, 2010	December 31, 2009
Cash & equivalents	10,959	7,159
Current assets	38,760	31,799
Total assets	123,848	108,894
Current liabilities	26,678	25,494
Total liabilities	39,057	37,169
Total equity (3)	84,791	71,725

(1) This table should be read in conjunction with the Company's full financial statements for these periods which may be found at www.sec.gov under "Search for Company Filings."
(2) NeoStem acquired China Biopharmaceutical Holding (CBH), including the 51% stake in Suzhou Erye, in October 2009.
(3) Includes $13.7 million attributable to the Company's Series C Convertible Redeemable Preferred Stock which was fully converted to equity on 5/17/10.
** NC – Not calculated*

Equity Data (as of 7/26/10)

Capitalization (Common Share Equivalent in 000s)	Shares Outstanding	% Outstanding
Convertible Redeemable Series B & C Preferred stock	10	NM
Common Stock	56,825	65.0%
Total Warrants; Average Exercise Price $2.73	18,027	20.6%
Total Options; Average Exercise Price $1.93	12,618	14.4%
Fully-diluted Shares Outstanding	87,480	100.0%

Source: Company filings

Management and Boards

Key Executives

Robin Smith, MD MBA CEO & Chairman of the Board	▪ MD – Yale; MBA – Wharton ▪ Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) ▪ Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Jian Zhang General Manager, Suzhou Erye	▪ Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry ▪ Degree in Finance and Accounting from Central Television University ▪ Certified Public Accountant in China
Peter Sun, MD General Manager, NeoStem (China)	▪ Masters in Biotechnology & Pharmacology – University of British Columbia ▪ Licensed, endocrinologist; ~20 years of experience in pharmaceutical, biotech & medical ▪ Formerly with Sun Biomedical Labs; Panagin Pharma
Larry May Chief Financial Officer	▪ BS Business Administration – University of Missouri ▪ Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl ▪ Extensive experience building accounting, finance and IT operations
Chris Duignan, CPA Chief Accounting Officer & VP of Finance	▪ BS Accounting – Fairfield University ▪ Formerly Chief Financial Officer & Chief Accounting Officer at Enliven Marketing Technologies Corp. ▪ Formerly with PricewaterhouseCoopers, LLP
Catherine Vaczy, Esq VP and General Counsel	▪ BA – Boston College; JD – St. John's University ▪ Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc. ▪ Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice ▪ Member of the Board of Stem for Life Foundation
Alan Harris, MD PhD FACP FRCP VP of Drug Development and Regulatory Affairs	▪ MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands) ▪ Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center ▪ Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis
Anthony Salerno VP of Strategic Development and Academic Affairs	▪ BA College of the Holy Cross, Graduate School of Arts and Sciences (biochemistry & molecular biology), Harvard ▪ Over 25 years of entrepreneurial experience ▪ Previously VP Strategic Business Development GenomeQuest, Inc. (DNA sequencing bioinformatics); Director Marketing & Business Intelligence Agilent Technologies, Inc.; Founder & President VectorObjects LLC; MD BioDynamics; Snr Marketing Consultant Vysis Inc. (now part of Abbott)

Board of Directors

Robin Smith, MD, MBA **CEO and Chairman**	▪ See Key Executives
Eric Wei **Managing Partner, RimAsia Capital Partners**	▪ BS Mathematics & Economics – Amherst College; MBA – Wharton ▪ Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners
Mingsheng Shi, Chairman of the Board of Suzhou Erye Pharmaceutical	▪ BSc Economics & Management – Party School of the Communist Party of China ▪ Professional title of Senior Economist ▪ Extensive experience in pharmaceutical industry in China
Steven Myers **(Independent)**	▪ BS Mathematics – Stanford University ▪ Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs
Drew Bernstein, CPA **(Independent)**	▪ BS – University of Maryland Business School ▪ Licensed in State of New York; member AICPA, NYSSCPA and NSA ▪ Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor
Richard Berman **(Independent)**	▪ Over 35 years of venture capital, management, M&A experience ▪ Experience – Current Board of Directors of NexMed, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers
Edward Geehr, MD **(Independent)**	▪ BS – Yale University; MD – Duke University ▪ Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company

Advisory Board Members

Wayne Marasco, MD, PhD (Chairman)	▪ Associate Professor, Dept of Cancer and Immunology & AIDS at Dana-Farber Cancer Institute; Associate Professor of Medicine at Harvard Medical School ▪ Leading NeoStem's independent research efforts and collaborations
Douglas Losordo, MD (ACC, ADA, ASGCT)	▪ Director of the Feinberg Cardiovascular Research Institute at Northwestern's Feinberg School of Medicine ▪ Associate Editor of *Circulation Research* and serves on the editorial boards of *Circulation*, *Vascular Medicine*, and *Stem Cells*, among others.
Vincent Falanga, MD	▪ Professor of Dermatology and Biochemistry at Boston University ▪ Chairman of Dermatology at Roger Williams Medical Center (RI)
Ron Rothenberg, MD (FACEP)	▪ MD – Columbia University ▪ Founder of California Health Span Institute; Attending Physician at Scripps Memorial Hospital; previously Clinical Professor at UCSD School of Medicine ▪ 10th M.D. in the world to be fully board certified by American Board of Anti-Aging Medicine
Mariusz Ratajczak, MD, PhD	▪ World renowned investigator in adult stem cell and co-inventor of NeoStem's exclusively licensed VSEL™ technology ▪ Director of Stem Cell Institute at James Graham Brown Cancer Center; Professor in Department of Microbiology and Immunology – University of Louisville
Vincent Giampapa, MD	▪ Board Certified Plastic Reconstructive Surgeon and Assistant Clinical Professor of Plastic and Reconstructive Surgery at University of Medicine and Dentistry of NJ ▪ Director of Plastic Surgery Center Intl; The Giampapa Institute for Anti-Aging Medical Therapy
George Smith, MD	▪ Formerly NeoStem's Medical Director of Laboratory Operations ▪ Formerly with UCLA Pathology lab - established unique bone marrow service at Medical Center; Director of the UCLA Clinical Laboratories; Director of the Blood Bank, Chief of Clinical Pathology ▪ Part of research group that developed and defined HLA antigen system for tissue transplantation
Roberto Bolli, MD	▪ Chief of Cardiovascular Medicine at the University of Louisville and director of school's Institute of Molecular Cardiology ▪ Has pioneered, developed, and led research programs at Baylor College of Medicine and University of Louisville ▪ Investigates the use of stem/progenitor cells for repair of infarcted myocardium
Thomas A. Einhorn, MD	• Chairman of the Department of Orthopaedic Surgery and Professor of Orthopedic Surgery, Biochemistry and Biomedical Engineering at Boston University • Investigates the repair and regeneration of bone and cartilage using stem cells
Joseph D. Zuckerman, MD	▪ Chairman and Walter A. L. Thompson Professor of the NYU Hospital for Joint Diseases Department of Orthopedic Surgery at the NYU School of Medicine, First Vice President of the Board of Directors of the American Academy of Orthopedic Surgeons ▪ Past President of the Board of Directors of the American Academy of Orthopedic Surgeons

Contact Information

NeoStem, Inc.

Robin Smith, MD, MBA
Chairman & CEO
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com

Thank You



M
7



NEOSTEM, INC. (“NBS”)

Investor Presentation

NeoStem

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM